Exhibit 10.13

Execution Version

AMENDMENT NO. 3 TO

SECOND AMENDED AND RESTATED

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT (this “Amendment”), entered into effective, except as otherwise noted, as of September 26, 2023 (the “Effective Date”), is entered into by and between VENTURE GLOBAL PLAQUEMINES LNG, LLC, a Delaware limited liability company (“Owner”), and KZJV LLC, a Texas limited liability company (“Contractor”).

WITNESSETH

WHEREAS, Owner and Contractor are parties to that certain Second Amended and Restated Engineering, Procurement and Construction Agreement dated as of January 7, 2022, as amended by Amendment No. 1 dated as of October 11, 2022, and Amendment No. 2 as of February 1, 2023 (the “Agreement”); and

WHEREAS, pursuant to Section 41.8 of the Agreement, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1. Defined Terms. Capitalized terms not defined in this Amendment shall have the meaning given to such terms in the Agreement.

2. Amendments. Effective as of the Effective Date, the Agreement is hereby amended as follows:

(i) The definition of “Contractor’s Margin” in Article 1 of the Agreement revised by Amendment No. 1, and inadvertently deleted in Amendment 2 is re-instated and remains effective from the Amendment No. 1 Effective Date forward.

“Contractor’s Margin” means Contractor’s profit margin for the Work which, in respect of each Margin Milestone shall be calculated as follows:

CM = Base Target Price x MP x FP

Where:

CM = Contractor’s Margin for the relevant Margin Milestone

MP = the Margin Percentage, as adjusted pursuant to Section 8.2.

FP = the fixed milestone percentage for the relevant Margin Milestone set forth in Appendix 1 of Exhibit D.

Execution Version

(ii) Exhibit C to the Agreement is deleted in its entirety and replaced with the document attached as Attachment A to this Amendment.

(iii) Exhibit F, Attachments F-15 and F-16 to the Agreement are deleted in their entirety and replaced with the forms attached as Attachment B to this Amendment.

(iv) Exhibit A, Attachment 2 (Applicable Codes and Standards) is hereby amended by appending a new Attachment 2 thereto in the form attached as Attachment C to this Amendment.

(v) Exhibit G (Training Requirements) is deleted in its entirety and replaced with the document attached as Attachment D to this Amendment.

(vi) Exhibit H (Schedule of Major Vendors) is deleted in its entirety and replaced with the document attached as Attachment E to this Amendment.

(vii) Exhibit K (Key Personnel) - is deleted in its entirety and replaced with the document attached as Attachment F to this Amendment.

(viii) Exhibit O (Schedule of Major Subcontractors) is deleted in its entirety and replaced with the document attached as Attachment G to this Amendment.

(ix) Exhibit Y Appendix Y-1 Figure 1 is deleted in its entirety and replaced with the figure set forth in the document attached as Attachment H to this Amendment.

3. Benefits. This Amendment shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except with respect to the rights of successors and permitted assigns as provided in the Agreement, including any Person who purchases, leases or takes a security interest in an undivided interest in the Facility (including the Lenders), nothing express or implied in this Amendment is intended to confer upon any person, other than the Parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment.

4. Effect of Amendment. Except as specifically set forth herein, the Agreement, as amended by this Amendment, remains in full force and effect in accordance with its terms.

5. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. A signed copy of this Amendment transmitted by facsimile or email shall be treated as an original and shall be binding against the Party whose signature appears on such copy.

[signatures appear on following page]

Execution Version

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

VENTURE GLOBAL PLAQUEMINES LNG, LLC

By:	/s/ Keith Larson
Name:	Keith Larson
Title	Secretary

KZJV LLC

By:	/s/ Paul Fellows
Name:	Paul Fellows
Title	Manager

By:	/s/ Matt Key
Name:	Matt Key
Title	Manager

Execution Version

Attachment A

EXHIBIT C

CONTRACTOR RATES

[Omitted]

1

Execution Version

Attachment B

Exhibit F-15

FORM OF PAYMENT STATUS AFFIDAVIT

[Omitted]

2

Execution Version

Attachment C

Exhibit A

ATTACHMENT 2

APPLICABLE CODES AND STANDARDS

[Omitted]

Execution Version

Attachment D

EXHIBIT G

TRAINING REQUIREMENTS

[Omitted]

Execution Version

Attachment E

Exhibit H - Schedule of Major Vendors

[Omitted]

9

Execution Version

Attachment F

EXHIBIT K

LIST OF CONTRACTOR’S KEY PERSONNEL

[Omitted]

Execution Version

Attacment G

Exhibit O

SCHEDULE OF MAJOR SUBCONTRACTORS

[Omitted]